UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 28, 2016

Radian Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11356	23-2691170
(Commission File Number)	(IRS Employer Identification No.)

1601 Market Street, Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

(215) 231-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 28, 2016, Radian Group Inc. (the “Company”) announced that it is exercising its option to redeem its 2.25% Convertible Senior Notes due 2019 (the “Notes”). Pursuant to Section 10.03 of the First Supplemental Indenture, dated as of March 4, 2013, which supplements the Senior Indenture, dated as of March 4, 2013 (together, the “Indenture”), between the Company and U.S. Bank National Association, as Trustee, the Company issued a redemption notice announcing the redemption of all outstanding Notes (the “Redemption Notice”), of which an aggregate principal amount of approximately $68.0 million is outstanding. The redemption price is equal to $1,000 per $1,000 principal amount of the Notes, plus accrued and unpaid interest from the last interest payment date on September 1, 2016 up to, but excluding, January 27, 2017 (the “Redemption Date”). In lieu of receiving the redemption price, holders of the Notes may surrender their Notes for conversion at any time before 5:00 p.m., New York City time, on January 26, 2017.  The conversion rate of the Notes is 94.3396 shares of the Company’s common stock per $1,000 principal amount of Notes. The Company has elected to settle all Notes surrendered for conversion after the issuance of the Redemption Notice but prior to the redemption with cash. A copy of the Redemption Notice specifying the terms, conditions and procedures for redemption is furnished as Exhibit 99.1 to this report.

To collect the redemption price, the Notes must be surrendered for redemption at the office of the paying agent shown below at any time on or after the Redemption Date, and interest on the Notes will cease to accrue on and after the Redemption Date, whether or not such Notes are presented for payment:

By First-Class Mail
U.S. Bank
Global Corporate Trust Services
111 Fillmore Ave E
St. Paul, MN 55107

By Certified or Registered Mail or Courier
U.S. Bank
Global Corporate Trust Services
111 Fillmore Ave E
St. Paul, MN 55107

The foregoing description of the Indenture is qualified in its entirety by reference to the Indenture as previously filed with the Securities and Exchange Commission on March 4, 2013.

On November 28, 2016, the Company issued a news release announcing that it will redeem all outstanding Notes on January 27, 2017. The news release is furnished as Exhibit 99.2 to this report.

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Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description

4.1	Senior Indenture dated as of March 4, 2013 between the Registrant and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (file no. 1-11356) dated February 27, 2013 and filed on March 4, 2013)

4.2	First Supplemental Indenture dated as of March 4, 2013 between the Registrant and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K (file no. 1-11356) dated February 27, 2013 and filed on March 4, 2013)

99.1*	Redemption Notice dated November 28, 2016

99.2*	Radian Group Inc. News Release dated November 28, 2016

* Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date:	November 28, 2016	By:	/s/ J. Franklin Hall
J. Franklin Hall
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Senior Indenture dated as of March 4, 2013 between the Registrant and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (file no. 1-11356) dated February 27, 2013 and filed on March 4, 2013)

4.2	First Supplemental Indenture dated as of March 4, 2013 between the Registrant and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K (file no. 1-11356) dated February 27, 2013 and filed on March 4, 2013)

99.1*	Redemption Notice dated November 28, 2016

99.2*	Radian Group Inc. News Release dated November 28, 2016

* Furnished herewith